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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2001
(Date of Report)

NETWORK COMMERCE INC.
(Exact Name of Registrant as Specified in Charter)

Washington	000-26707	91-1628103
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 First Avenue South, Suite 200 North, Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

(206) 223-1996
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

    On January 23, 2001, Network Commerce Inc. issued a press release announcing revised guidance for financial matters for the fourth quarter of 2000 and fiscal year 2001 and announcing further restructuring and cost cutting.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

  99.1
  Press release dated January 23, 2001

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK COMMERCE INC.
Dated: January 24, 2001	By:	/s/ DWAYNE M. WALKER Dwayne M. Walker Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 23, 2001.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX